UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 19, 2005
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                             AGU Entertainment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               005-79752                                  84-1557072
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       (Commission File Number)                (IRS Employer Identification No.)

3200 West Oakland Park Blvd., Lauderdale Lakes, Florida              33311
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       (Address of Principal Executive Offices)                    (Zip Code)

                                 (954) 714-8100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously t 6 0 satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material pursuant to Rule  14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant  to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant  to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

      This document may include a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance and include statements regarding management's intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01   Entry into a Material Definitive Agreement.

      On April 18, 2005, The Tube Music Network, Inc. ("The Tube"), the television music network subsidiary of AGU Entertainment Corp. (the "Company"), entered into a charter affiliate affiliation agreement, dated as of April 15, 2005 (the "Affiliation Agreement"), with Raycom Media, Inc. ("Raycom"). The Affiliation Agreement provides that Raycom will broadcast The Tube via a new broadcasting concept referred to as "multicasting," which enables consumers in Raycom markets to receive The Tube with digital cable service or with television sets that are enabled with digital tuners. Raycom owns and operates 39 television stations in 20 states, which cover over 10% of the United States television households. The Affiliation Agreement provides that Raycom has the exclusive right, and the obligation, to broadcast The Tube, during the term of the Affiliation Agreement, from all of its existing and acquired stations in the designated markets defined in the Affiliation Agreement. The Affiliation Agreement provides the terms and conditions of broadcasting, as well as the obligations of each of the parties.

      Pursuant to the terms of the Affiliation Agreement, The Tube will pay a portion of its advertising revenue and a portion of the revenue that it generates from the sale of products on The Tube to Raycom as compensation, and other compensation as described in the Affiliation Agreement. The initial term of the Affiliation Agreement expires on March 31, 2010, with the option of renewal for five additional years upon the mutual agreement of the parties. Subject to certain conditions defined in the Affiliation Agreement, which include a thirty-day cure period, each of the parties may terminate the Affiliation Agreement with thirty days' prior notice to the other party. There are no prior material relationships between the Company and Raycom.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2005                       AGU ENTERTAINMENT CORP.


                                            By: /s/ John W. Poling
                                               -----------------------------
                                            Name: John W. Poling
                                            Title:   Chief Financial Officer